                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                               ___________________


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   October 30, 2006
                                                   -----------------------------


                      Banc of America Funding 2006-7 Trust
        _________________________________________________________________
             (Exact Name of Issuing Entity as Specified in Charter)


                       Banc of America Funding Corporation
        _________________________________________________________________
                (Exact Name of Depositor as Specified in Charter)


                      Bank of America, National Association
        _________________________________________________________________
                 (Exact Name of Sponsor as Specified in Charter)


          New York                      333-130536-11            56-139-0085
--------------------------------------------------------------------------------
(State or Other Jurisdiction        (Commission File Number   (I.R.S. Employer
of Incorporation of Issuing Entity)    of Issuing Entity)     Identification No.
                                                                 of Depositor)

214 North Tryon Street, Charlotte, North Carolina                  28255
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                         (Zip Code)


Depositor's telephone number, including area code     (704) 386-2400
                                                  ------------------------------


                                       N/A
        _________________________________________________________________
          (Former Name or Former Address, if Change Since Last Report:)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a- 12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events
            ------------

     Attached as Exhibit 4.1 is the pooling and servicing agreement, dated October 30, 2006 (the "Pooling and Servicing Agreement"), among Banc of America Funding Corporation (the "Company"), as depositor, Wells Fargo Bank, N.A. ("Wells Fargo"), as master servicer and as securities administrator, and U.S. Bank National Association, as trustee. The Pooling and Servicing Agreement governs the Banc of America Funding Corporation, Mortgage Pass-Through Certificates, Series 2006-7 (the "Certificates"), issued on October 30, 2006, including the (i) Class 1-A-R, Class 1-A-1, Class 1-A-2, Class 1-A-3, Class 1-A-4, Class 1-A-5, Class 1-A-6, Class 1-A-7, Class 1-A-8, Class 1-A-9, Class 1-A-10, Class 1-A-11, Class 1-A-12, Class 30-IO, Class 30-PO, Class T2-A-1, Class T2-A-2, Class T2-A-3, Class T2-A-4, Class T2-A-5, Class T2-A-6, Class T2-A-7, Class T2-A-8, Class T2-A-A, Class T2-A-B, Class 1-B-1, Class 1-B-2, Class 1-B-3, Class T2-M-1, Class T2-M-2, Class T2-M-3, Class T2-M-4, Class T2-M-5, Class T2-M-6, Class T2-M-7 and Class T2-M-8 Certificates (the "Public Certificates"), having an aggregate initial class balance of $731,415,299 and
(ii) the Class 1-B-4,  Class 1-B-5,  Class 1-B-6,  Class  T2-B-1,  Class T2-B-2,
Class CE and Class P Certificates (the "Private Certificates"), having an aggregate initial class balance of $5,714,762.

     The Public Certificates were sold to Banc of America Securities LLC ("BAS") pursuant to an underwriting agreement, dated October 30, 2006 (the "Underwriting Agreement"), between the Company and BAS. A copy of the Underwriting Agreement is attached as Exhibit 1.1.

     On October 30, 2006, the Private Certificates were sold to BAS in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) thereof. The net proceeds of the sale of these certificates were applied to purchase the mortgage loans from the sponsor.

     The mortgage loans underlying the Certificates (i) were originated by Bank of America, National Association ("BANA") and are serviced pursuant to the servicing agreement, dated October 30, 2006, between the Company and BANA, a copy of which is attached as Exhibit 10.1, (ii) were acquired by BANA from SunTrust Mortgage, Inc. ("SunTrust") and are serviced by SunTrust pursuant to the flow sale and servicing agreement, dated as of February 1, 2004, by and between BANA (as successor in interest to Banc of America Mortgage Capital Corporation) and SunTrust, a copy of which is attached as Exhibit 10.2 or (iii) were acquired by BANA pursuant to various underlying sale agreements and are serviced by Wells Fargo pursuant to the servicing agreement, dated as of July 1, 2006, by and between BANA and Wells Fargo, a copy of which is attached as
Exhibit 10.3.

     The mortgage loans underlying the Certificates were purchased by the Company from BANA pursuant to a mortgage loan purchase agreement, dated October 30, 2006 (the "Mortgage Loan Purchase Agreement"), between the Company and BANA. A copy of the Mortgage Loan Purchase Agreement is attached as Exhibit 4.2.

Item 9.01   Financial Statements and Exhibits
            ---------------------------------

      (c) Exhibits (executed copies): The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

           1.1      Underwriting Agreement, dated October 30, 2006, between Banc
                    of  America   Funding   Corporation   and  Banc  of  America
                    Securities LLC (including exhibits).

           4.1 Pooling and Servicing Agreement, dated October 30, 2006, by and among Banc of America Funding Corporation, Wells Fargo Bank, N.A. and U.S. Bank National Association (including exhibits).

           4.2 Mortgage Loan Purchase Agreement, dated October 30, 2006, between Banc of America Funding Corporation and Bank of America, National Association (including exhibits).

           10.1 Servicing Agreement, dated October 30, 2006, between Banc of America Funding Corporation and Bank of America, National Association (including exhibits).

           10.2 (A) Flow Sale and Servicing Agreement, dated as of February 1, 2004, by and between Bank of America, National Association (as successor in interest to Banc of America Mortgage Capital Corporation) and SunTrust Mortgage, Inc.

                    (B) Amendment No. 1, dated as of June 1, 2004, by and between Bank of America, National Association and SunTrust Mortgage, Inc.

                    (C) Master Assignment, Assumption and Recognition Agreement, dated September 1, 2004, by and among of Banc of America Mortgage Capital Corporation, SunTrust Mortgage, Inc., Bank of America, National Association and Wachovia Bank, National Association.

                    (D) Amendment No. 2, dated as of November 1, 2004, by and between Bank of America, National Association and SunTrust Mortgage, Inc.

                    (E) Regulation AB Compliance Addendum to the Flow Sale and Servicing Agreement, dated as of January 1, 2006, by and between Bank of America, National Association and SunTrust Mortgage, Inc.

                    (F) Assignment, Assumption and Recognition Agreement, dated October 30, 2006, among Bank of America, National Association, Banc of America Funding Corporation, U.S. Bank National Association, Wells Fargo Bank, N.A. and SunTrust Mortgage, Inc.

           10.3 (A) Servicing Agreement, dated as of July 1, 2006, by and between Bank of America, National Association and Wells Fargo Bank, N.A.

                    (B) Assignment, Assumption and Recognition Agreement, dated October 30, 2006, among Bank of America, National Association, Banc of America Funding Corporation, U.S. Bank National Association and Wells Fargo Bank, N.A.


                            Signature page to follow

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            BANC OF AMERICA FUNDING CORPORATION

                                            By:      /s/ Scott Evans
                                                --------------------------------
                                            Name:   Scott Evans

                                            Title:  Senior Vice President



Date:  October 30, 2006

                       BANC OF AMERICA FUNDING CORPORATION

                                  EXHIBIT INDEX


 Exhibit No.    Exhibit Description                                         Paper (P) or
 -----------    -------------------                                         ------------
                                                                            Electronic (E)
                                                                            --------------
 1.1            Underwriting Agreement, dated October 30, 2006, between            E
                Banc of America Funding Corporation and Banc of America
                Securities LLC (including exhibits).
 4.1            Pooling and Servicing Agreement, dated October 30, 2006,           E
                by and among Banc of America Funding Corporation, Wells
                Fargo Bank, N.A. and U.S. Bank National Association
                (including exhibits).
 4.2            Mortgage Loan Purchase Agreement, dated October 30, 2006,          E
                between Banc of America Funding Corporation and Bank of
                America, National Association (including exhibits).
 10.1           Servicing Agreement, dated October 30, 2006, between Banc          E
                of America Funding Corporation and Bank of America,
                National Association (including exhibits).
 10.2(A)        Flow Sale and Servicing Agreement, dated as of February            E
                1, 2004, by and between Bank of America, National
                Association (as successor in interest to Banc of America
                Mortgage Capital Corporation) and SunTrust Mortgage, Inc.
 10.2(B)        Amendment No. 1, dated as of June 1, 2004, by and between          E
                Bank of America, National Association and SunTrust
                Mortgage, Inc.
 10.2(C)        Master Assignment, Assumption and Recognition Agreement,           E
                dated September 1, 2004, by and among of Banc of America
                Mortgage Capital Corporation, SunTrust Mortgage, Inc.,
                Bank of America, National Association and Wachovia Bank,
                National Association.
 10.2(D)        Amendment No. 2, dated as of November 1, 2004, by and              E
                between Bank of America, National Association and
                SunTrust Mortgage, Inc.
 10.2(E)        Regulation AB Compliance Addendum to the Flow Sale and             E
                Servicing Agreement, dated as of January 1, 2006, by and
                between Bank of America, National Association and
                SunTrust Mortgage, Inc.
 10.2(F)        Assignment, Assumption and Recognition Agreement, dated            E
                October 30, 2006, among Bank of America, National
                Association, Banc of America Funding Corporation, U.S.
                Bank National Association, Wells Fargo Bank, N.A. and
                SunTrust Mortgage, Inc.
 10.3(A)        Servicing Agreement, dated as of July 1, 2006, by and              E
                between Bank of America, National Association and Wells
                Fargo Bank, N.A.
 10.3(B)        Assignment, Assumption and Recognition
                Agreement, dated October 30, 2006, among
                Bank of America, National Association, Banc
                of America Funding Corporation, U.S. Bank
                National Association and Wells Fargo Bank,
                N.A.